UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

VALERO ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13175	74-1828067
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Valero Way
San Antonio, Texas 78249
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2026, Eric A. Fisher, Senior Vice President Product Supply, Trading and Wholesale of Valero Energy Corporation (“Valero”), informed Valero that he intends to retire on or about July 1, 2026. In the interim, Mr. Fisher plans to help transition his responsibilities internally as part of Valero’s succession plan.

Item 5.07Submission of Matters to a Vote of Security Holders.

The 2026 annual meeting of Valero’s stockholders was held on May 7, 2026. A quorum was present at the annual meeting as required by Valero’s bylaws. Set forth below are the final voting results on the matters voted on at the annual meeting, each of which were also described in Valero’s definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2026 (“Proxy Statement”).

(1)Proposal 1: Election of directors. The election of each director nominee to serve until Valero’s 2027 annual meeting of stockholders was approved as follows:

Fred M. Diaz	shares voted	required vote *	vote received
for	235,395,943	>50.0%	99.17%
against	1,968,115
abstain	365,473
broker non-votes	32,350,874

H. Paulett Eberhart	shares voted	required vote *	vote received
for	227,805,828	>50.0%	95.96%
against	9,568,953
abstain	354,750
broker non-votes	32,350,874

Marie A. Ffolkes	shares voted	required vote *	vote received
for	235,148,172	>50.0%	99.05%
against	2,237,440
abstain	343,919
broker non-votes	32,350,874

Kimberly S. Greene	shares voted	required vote *	vote received
for	232,851,492	>50.0%	98.15%
against	4,387,039
abstain	491,000
broker non-votes	32,350,874

Deborah P. Majoras	shares voted	required vote *	vote received
for	224,554,250	>50.0%	94.59%
against	12,826,398
abstain	348,883
broker non-votes	32,350,874

Eric D. Mullins	shares voted	required vote *	vote received
for	235,492,696	>50.0%	99.20%
against	1,876,549
abstain	360,286
broker non-votes	32,350,874

Robert L. Reymond	shares voted	required vote *	vote received
for	236,298,023	>50.0%	99.55%
against	1,064,736
abstain	366,772
broker non-votes	32,350,874

R. Lane Riggs	shares voted	required vote *	vote received
for	229,163,793	>50.0%	96.58%
against	8,096,773
abstain	468,965
broker non-votes	32,350,874

Randall J. Weisenburger	shares voted	required vote *	vote received
for	227,949,897	>50.0%	96.03%
against	9,414,734
abstain	364,900
broker non-votes	32,350,874

Rayford Wilkins, Jr.	shares voted	required vote *	vote received
for	225,849,760	>50.0%	95.15%
against	11,509,989
abstain	369,782
broker non-votes	32,350,874

(2)Proposal 2: Advisory vote to approve the 2025 compensation of Valero’s named executive officers, as described in the Proxy Statement. The proposal was approved as follows:

Proposal 2	shares voted	required vote *	vote received
for	219,278,133	>50.0%	92.23%
against	17,564,158
abstain	887,240
broker non-votes	32,350,874

(3)Proposal 3: Ratify the appointment of KPMG LLP to serve as Valero’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The proposal was approved as follows:

Proposal 3	shares voted	required vote *	vote received
for	260,740,157	>50.0%	96.54%
against	8,874,264
abstain	465,984
broker non-votes	n/a

* Notes:
Required votes. For Proposal 1, as required by Valero’s bylaws, each director is to be elected by a majority of votes cast with respect to that director’s election. Any director nominee who does not receive a majority of the votes cast is required to submit an irrevocable resignation to the Board, and the Nominating and Corporate Governance Committee will make a recommendation to the Board as to whether to accept or reject the resignation or take other action. The Board will, within 90 days following certification of the election results, publicly disclose its decision regarding any such resignation and the rationale behind the decision. Proposals 2 and 3 required approval by the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the annual meeting and entitled to vote.

Effect of abstentions. Shares voted to abstain are treated as “present” for purposes of determining a quorum. In the election of directors (Proposal 1), pursuant to Valero’s bylaws, shares voted to abstain are not deemed to be “votes cast,” and are accordingly disregarded. When, however, approval for a proposal requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote (Proposals 2 and 3), then shares voted to abstain have the effect of a negative vote.

Effect of broker non-votes. Brokers holding shares for the beneficial owners of such shares must vote according to specific instructions received from the beneficial owners. If instructions are not received, in some instances (e.g., for Proposal 3), a broker may nevertheless vote the shares in the broker’s discretion. Under New York Stock Exchange rules, brokers are precluded from exercising voting discretion on certain proposals without specific instructions from the beneficial owner (Proposals 1 and 2). This results in a “broker non-vote” on the proposal. A broker non-vote is treated as “present” for purposes of determining a quorum, has the effect of a negative vote when approval for a particular proposal requires the affirmative vote of the voting power of the issued and outstanding shares of Valero, and has no effect when approval for a proposal requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote or a plurality or majority of the votes cast.
Item 8.01Other Events.

Effective on May 7, 2026, Valero entered into a Stock Unit Award Agreement with each of its non-employee directors who was re-elected at Valero’s 2026 annual meeting of stockholders. The grant of stock units, valued at $200,000 calculated pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (with the number of units rounded up to avoid fractional units), represents the equity portion of Valero’s non-employee director compensation program. Each stock unit represents the right to receive one share of Valero common stock, and is scheduled to vest (become nonforfeitable) on the date of Valero’s 2027 annual meeting of stockholders, subject to an additional one-year holding period. The foregoing description of the stock units is qualified in its entirety by reference to the full text of the agreement governing the awards, the form of which is attached as Exhibit 10.01 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

10.01
Form of Stock Unit Award Agreement for Non-Employee Directors (with one-year hold provision)–incorporated by reference to Exhibit 10.01 to Valero’s current report on Form 8-K dated May 15, 2024, and filed May 20, 2024 (SEC File No. 001-13175).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION (Registrant)

Date:	May 8, 2026	By:	/s/ Richard J. Walsh
Richard J. Walsh
Executive Vice President and General Counsel